UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported): September 26, 2016

                             CEL-SCI CORPORATION
                             -------------------
            (Exact name of Registrant as specified in its charter)



          Colorado                      01-11889              84-0916344
----------------------------       --------------------  ---------------------
(State or other jurisdiction       (Commission File No.)    (IRS Employer
of incorporation)                                          Identification No.)


                       8229 Boone Boulevard, Suite 802
                             Vienna, Virginia 22182
                           --------------------------
          (Address of principal executive offices, including Zip Code)


      Registrant's telephone number, including area code: (703) 506-9460

                                     N/A
                             ----------------------
         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01   Other Events

      On September 26, 2016, the Company issued a press release, filed as
Exhibit 99, concerning a clinical hold on its head and neck cancer study.

Item 9.01  Exhibits

Exhibit
Number     Description of Document
------     -----------------------

  99       September 26, 2016 press release.







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                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2016

                                      CEL-SCI CORPORATION


                                       By: /s/ Patricia B. Prichep
                                           -----------------------------------
                                          Patricia B. Prichep
                                          Senior Vice President of Operations







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